MANAGED ACCOUNT SERIES

Supplement dated July 26, 2005
to the Statement of Additional Information dated July 21, 2005

The Statement of Additional Information of Managed Account Series is amended as follows: the sub-section on p. I-17 entitled “Portfolio Manager Disclosure —Other Funds and Accounts Managed” under the section entitled “Management and Advisory Arrangements” is amended to replace the information on other funds and accounts managed by Laura Powers with the following:

The following table sets forth information about funds and accounts other than the Portfolios of the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2005.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets

Laura Powers	1	$1,781,593,510	1	$9,186,973,964	3	$1,474,345,924

Code # 19167-0705SUP